SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement              Confidential, for Use of the
[X]      Definitive Proxy Statement               Commission Only (as permitted
[ ]      Definitive Additional Materials             by Rule 14a-6(e)(2))   [ ]
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            FAUQUIER BANKSHARES, INC.

                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:

5. Total Fee Paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

2. Form, Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed:

                            FAUQUIER BANKSHARES, INC.
                              10 COURTHOUSE SQUARE
                            WARRENTON, VIRGINIA 20186

                                 April 18, 2003



Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Fauquier Bankshares, Inc. (the "Company"), the holding company for The Fauquier Bank, to be held on May 20, 2003, at 11:00 a.m., Eastern Time, at The Fauquier Springs Country Club, Springs Road, Warrenton, Virginia.

The attached Notice of Annual Meeting and proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Yount, Hyde & Barbour, P.C., the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that shareholders may have regarding the business to be transacted. Detailed information relating to the Company's activities and operating performance is contained in our 2002 Annual Report, which is also enclosed.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, YOU SHOULD INSTRUCT YOUR BROKER OR NOMINEE HOW TO VOTE ON YOUR BEHALF, OR, IF YOU PLAN TO ATTEND THE MEETING, BRING WITH YOU A PROXY OR LETTER FROM YOUR BROKER OR NOMINEE TO CONFIRM YOUR OWNERSHIP OF SHARES.

On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                   Sincerely yours,



                                   C. Hunton Tiffany
                                   Chairman, President & Chief Executive Officer Fauquier Bankshares, Inc.

                            FAUQUIER BANKSHARES, INC.
                              10 COURTHOUSE SQUARE
                            WARRENTON, VIRGINIA 20186
                                 (540) 347-2700

                -------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 20, 2003

               --------------------------------------------------

                                                             Warrenton, Virginia
                                                                 April 18, 2003

To the Shareholders of Fauquier Bankshares, Inc.:

NOTICE is hereby given that the ANNUAL MEETING OF SHAREHOLDERS OF FAUQUIER BANKSHARES, INC. (the "Company") will be held at THE FAUQUIER SPRINGS COUNTRY CLUB, SPRINGS ROAD, WARRENTON, VIRGINIA, ON TUESDAY, MAY 20, 2003, AT 11:00 A.M., EASTERN TIME (THE "ANNUAL MEETING"), for the following purposes:

     1. To elect the Class I members of the Board of Directors to serve until the third succeeding Annual Meeting of Shareholders of the Company subsequent to this Annual Meeting, i.e. until 2006, and until their successors are duly elected and qualify.

     2. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent public accountants to audit the books of the Company and its subsidiary for the current year.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof, including whether or not to adjourn the Annual Meeting.

The Board of Directors has fixed the close of business on April 9, 2003, as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.

A copy of the annual report of the Company for the year ended December 31, 2002, a form of proxy and a proxy statement accompany this notice.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU ARE EXPECTING TO BE PRESENT IN PERSON, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY MAIL THE ENCLOSED PROXY CARD. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE THAT REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IF YOU ARE PRESENT AT THE MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY PROVIDING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.

IF YOUR SHARES ARE HELD IN A BROKERAGE ACCOUNT OR BY A BANK OR OTHER NOMINEE, YOU ARE CONSIDERED THE BENEFICIAL OWNER OF SHARES "HELD IN STREET NAME," AND THESE PROXY MATERIALS ARE BEING FORWARDED TO YOU BY YOUR BROKER OR NOMINEE. YOUR NAME DOES NOT APPEAR ON THE REGISTER OF SHAREHOLDERS AND IN ORDER TO BE ADMITTED TO THE MEETING, YOU MUST BRING A PROXY OR LETTER SHOWING THAT YOU ARE THE BENEFICIAL OWNER OF THE SHARES. UNLESS YOU HAVE OBTAINED A PROXY FROM YOUR BROKER OR NOMINEE, YOU WILL NOT BE ABLE TO VOTE AT THE MEETING AND SHOULD INSTRUCT YOUR BROKER OR NOMINEE HOW TO VOTE ON YOUR BEHALF.

                                      FAUQUIER BANKSHARES, INC.

                                      By Order of the Board of Directors

                                      H. Frances Stringfellow, Secretary

                            FAUQUIER BANKSHARES, INC.
                              10 COURTHOUSE SQUARE
                            WARRENTON, VIRGINIA 20186
                                 (540) 347-2700

                                 PROXY STATEMENT

                       SOLICITATION AND VOTING OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fauquier Bankshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at THE FAUQUIER SPRINGS COUNTRY CLUB, SPRINGS ROAD, WARRENTON, VIRGINIA, ON TUESDAY, MAY 20, 2003 AT 11:00 A.M., EASTERN TIME (THE "ANNUAL MEETING"), and at any adjournments thereof.

The cost of solicitation will be borne by the Company. Additional solicitations may be made by letter, e-mail, telephone or telefax by the Company or by its directors or regular employees, without additional compensation therefor.

The Company began mailing this proxy statement and the form of proxy solicited hereby to its shareholders on or about April 18, 2003.

Any proxy given pursuant to this solicitation may be revoked by the person executing it at any time prior to its exercise by submitting a written notice of revocation to the Secretary of the Company or a properly-executed proxy bearing a later date, or by attending the meeting and voting in person.

Other than the matters set forth in the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournment thereof, including whether or not to adjourn the Annual Meeting.

                                VOTING SECURITIES

As of April 9, 2003, the record date fixed for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, there were 3,298,938 outstanding shares of common stock, which is the only class of stock of the Company. Each such share of common stock is entitled to one vote. Shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted as specified therein. If no specification is made, signed proxy cards will be voted for the election of each of the nominees for director named in this proxy statement and in favor of the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent auditors.

The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

As to the election of directors, the form of proxy being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board of Directors or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Virginia law, directors are elected by a plurality of votes cast at a meeting in which a quorum is present, without regard to either broker non-votes or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

                          ELECTION OF CLASS I DIRECTORS

The Company's articles of incorporation provide that the Board of Directors of the Company is classified into three classes. Only the terms of office of the Class I directors expire this year, and only nominees to fill the vacancies created by the expiration of such terms will be considered at the Annual Meeting. The Class II directors serve until 2004, and the Class III directors serve until 2005.

The three (3) individuals listed immediately below are proposed for election as Class I directors. These individuals shall hold office until the third succeeding Annual Meeting of the shareholders of the Company subsequent to this Annual Meeting, and until their successors shall have been elected and shall qualify.

NOMINEES FOR ELECTION FOR THREE-YEAR TERM ENDING IN 2006
--------------------------------------------------------

                                     CLASS I

C. H. Lawrence, Jr., 58, has been a director of the Company since 1984 and a director of The Fauquier Bank, the Company's operating subsidiary (the "Bank"), since 1980. Mr. Lawrence is a business development consultant and has been an independent contractor with the Bank since February 1998. He was owner and general manager of Country Chevrolet, Inc. from 1976 to 1997. Mr. Lawrence served as Chairman of the Bank Board from March 1996 to March 1997.

C. Hunton Tiffany, 63, has been a director of the Company since 1984 and a director of the Bank since 1974. He has been Chairman of the Company since March 1996 and of the Bank since March 1997. Mr. Tiffany has been President & Chief Executive Officer of the Company since 1984, and Chief Executive Officer of the Bank since 1982. He also served as President of the Bank from 1982 through January 2002. He was Executive Vice President from 1974 to 1982, and has served in various other capacities with the Bank since being hired in 1965.

John J. Norman, Jr., 40, has been a director of the Company and a director of the Bank since 1998. Mr. Norman has served as President and Principal Broker of Norman Realty, Inc., a commercial real estate sales and leasing brokerage in Manassas, Virginia, since June 2001. He served as Vice President and Associate Broker for Norman Realty, Inc. from 1991 to June 2001, and as a sales agent of the company from 1989 to 1991.

The Board recommends that the shareholders vote in favor of the above nominees as Class I directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a director. However, if any should be unable for any reason to accept the nomination or election, it is the intention of the persons named in the enclosed form of proxy to vote those proxies authorizing them to vote for the election of directors for the election of such other person or persons as the Board of Directors may in its discretion recommend.

DIRECTORS WHOSE TERMS DO NOT EXPIRE THIS YEAR
---------------------------------------------

                         CLASS II (TERMS EXPIRE IN 2004)

Stanley C. Haworth, 78, has been a director of the Company since 1984 and a director of the Bank since 1971. Mr. Haworth has been an independent auctioneer since 1955 and the owner and general manager of Warrenton Nurseries since 1960.

Harold Paul Neale, 81, has been a director of the Company since 1984 and a director of the Bank since 1971. Mr. Neale has been a self-employed dairy farmer in Fauquier County, Virginia since 1965.

Brian S. Montgomery, 50, has been a director of the Company and a director of the Bank since 1990. Mr. Montgomery has been owner and President of Warrenton Foreign Car, Inc. and Montgomery Auto Parts, both located in Warrenton, Virginia, since 1972.

Pat H. Nevill, 56, has been a director of the Company and a director of the Bank since 1993. Ms. Nevill has been associated with The Stable Door, Ltd., a retail clothing, gifts and tack sales business located in Warrenton, Virginia, as co-owner, director and Secretary-Treasurer, since 1976.

                        CLASS III (TERMS EXPIRE IN 2005)

Alexander G. Green, Jr., 86, has been a director of the Company since 1984 and a director of the Bank since 1950. He is a retired U. S. Postmaster, merchant and farmer.

Douglas C. Larson, 56, has been a director of the Company and a director of the Bank since 1996. Mr. Larson has been Vice President of the Piedmont Environmental Council since December 2000. The Piedmont Environmental Council is a non-profit organization working to promote and protect the natural resources, the rural economy, the history and the beauty of the nine county Piedmont region. From 1990 through November 2000, he served as Executive Director of Airlie Foundation, a conference and research center in Fauquier County, Virginia.

D. Harcourt Lees, Jr., 80, has been a director of the Company since 1984 and a director of the Bank since 1954. He has owned and operated D. H. Lees & Company, Inc., a real estate brokerage, since 1946.

Randolph T. Minter, 43, has been a director of the Company and a director of the Bank since 1996. Mr. Minter has been President and owner of Moser Funeral Home, Inc. since 1990, having worked prior to that time in various positions at the funeral home since 1980. He also has owned and operated Bright View Cemetery, Inc. in Fauquier County, Virginia, since 1990.

H. Frances Stringfellow, 64, has been a director of the Company since 1999 and a director of the Bank since 2000. Ms. Stringfellow has been Corporate Secretary of the Company since 1991. She is an administrative consultant and was an independent contractor with the Bank from June 1999 through December 2002, focusing on internal audit and strategic planning support. Ms. Stringfellow was employed by the Bank and served in various executive and other positions from 1986 until she retired as Senior Vice President, Administrative Services, in May 1999.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended December 31, 2002, the Board of Directors held ten meetings. Each director has attended at least 75% of the aggregate of: (1) the number of Board meetings held during the period in which he or she has been a director and (2) the number of meetings of all committees on which he or she served.

The Board has an Audit Committee, which makes recommendations to the Board as it deems appropriate, including recommendations as to the appointment of independent auditors. The Audit Committee had seven official meetings and several informal discussions in fiscal 2002. The Audit Committee report is set forth below. The members of the Audit Committee are Messrs. Ross, Haworth, Larson, Neale and Norman, and Ms. Stringfellow.

The Board established a Compensation and Benefits Committee on October 10, 2002, whose sole function is to act with respect to the Fauquier Bankshares, Inc. Director Deferred Compensation Plan, and the Fauquier Bankshares, Inc. Omnibus Stock Ownership and Long Term Incentive Plan. The committee met officially on November 8, 2002. The members of the Company's Compensation and Benefits Committee are Messrs. Montgomery, Larson, Haworth and Minter, and Mses. Nevill and Stringfellow.

Executive compensation is primarily paid by the Bank. The Bank's Board also has a Compensation and Benefits Committee, which approves the policies under which compensation is awarded to the Bank's Chief Executive Officer and to the Bank's other executive officers and oversees the administration of executive compensation programs. The Bank's Compensation and Benefits Committee had four meetings and several informal discussions during fiscal 2002.

The members of the Bank's Compensation and Benefits Committee are Messrs. Montgomery, Larson, Haworth and Minter, and Mses. Nevill and Stringfellow. These individuals also comprise the Company's Compensation and Benefits Committee.

The Board has a Committee on Board Governance, which is responsible for evaluating the Board's structure, personnel and processes, and makes recommendations to the full Board regarding nominations of individuals for election to the Board of Directors. The committee will consider nominations submitted by shareholders, along with biographical and business experience information, to the Chief Executive Officer. During 2002, the committee held no official meetings. The nominees for Class I members of the Board of Directors were considered and determined by the entire Board at its meetings. The members of the Committee on Board Governance are Messrs. Lees, Lawrence, Montgomery, Norman, Ross and Tiffany, and Ms. Nevill.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, officers, directors and beneficial owners of more than 10% of the Company's common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission to report their beneficial ownership of the Company's common stock as well as certain changes in such beneficial ownership. Based solely upon the Company's review of such reports, the Company believes that no officer, director or more than 10% beneficial owner failed to file required reports on Forms 3, 4 or 5 on a timely basis during the fiscal year ended December 31, 2002, except Pat H. Nevill, who filed a late Form 4 disclosing one transaction that was not reported on a timely basis.

                           COMPENSATION OF MANAGEMENT

DIRECTORS' COMPENSATION
-----------------------

MEETING FEES. Non-employee directors of the Company receive a fee of $200 for each Board and committee meeting attended. Non-employee directors of the Bank receive a fee of $500 for each Bank Board meeting and $200 for each Bank committee meeting attended. However, no director may receive fees for more than two meetings held in any one day. Mr. Tiffany, the Company's sole employee director, receives no additional compensation from the Company for his services performed as a director.

DIRECTOR DEFERRED COMPENSATION PLAN. Effective April 1, 1995, the Board approved and established a Director Deferred Compensation Plan (the "Deferred Compensation Plan"). This plan provides that any non-employee director of the Company or the Bank may elect to defer receipt of all or any portion of his or her compensation as a director. A participating director may elect to have amounts deferred under the Deferred Compensation Plan held in a deferred cash account credited on a quarterly basis with interest equal to the highest rate offered by the Bank at the end of the preceding quarter. Alternatively, a participant may elect to have a deferred stock account in which deferred amounts are treated as if invested in the Company's common stock at the fair market value on the date of deferral. The value of a stock account will increase and decrease based upon the fair market value of an equivalent number of shares of common stock. In addition, the deferred amounts deemed invested in common stock will be credited with dividends on an equivalent number of shares. Amounts considered invested in the Company's common stock are paid, at the election of the director, either in cash or in whole shares of common stock and cash in lieu of fractional shares. Directors may elect to receive amounts contributed to their respective accounts through up to five installment payments. The Company may establish a trust to hold amounts deferred and which accumulate under the plan. The purpose of the Deferred Compensation Plan is to give the non-employee directors the option of deferring current taxation on directors' fee income.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. The Board established, effective April 1, 1995, a Non-Employee Director Stock Option Plan (the "Option Plan"). The five-year term of the Option Plan expired in 1999. Under the Option Plan each director who is not an employee of the Company or the Bank received an option grant covering 2,240 shares of Company common stock on April 1 of each year during the five-year term of the Option Plan. The first grant under the Option Plan was made on May 1, 1995. The exercise price of awards was fixed at the fair market value of the shares on the date the option was granted. During the term of the Option Plan, a total of 123,200 shares of common stock could be granted and 120,960 shares of common stock were granted under the Option Plan. The options granted under the Option Plan were exercisable six months from the date of grant except in the case of death or disability. Options that were not exercisable at the time a director's services on the Board terminated for reasons other than death, disability or retirement in accordance with the Company's policy were forfeited. The purpose of the Option Plan was to promote a greater identity of interest between non-employee directors and the Company's shareholders by increasing each participant's proprietary interest in the Company through the award of options to purchase Company common stock.

THE OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN. Effective January 1, 2000, the Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan") established in 1998 for employees, was amended and restated to include non-employee directors. The Omnibus Plan has a ten-year term and the first grant to non-employee directors was made on May 23, 2000. The exercise price of awards is fixed at the fair market value of the shares on the date the option is granted. During the term of the Omnibus Plan, a total of 180,000 options for shares of common stock may be granted to non-employee directors. The Omnibus Plan provides for an annual issuance of 3,734 options to non-employee directors during their initial three-year term to achieve total holdings of 11,200 options. The annual issuance of options to non-employee directors subsequent to their initial three-year term requires Board action each year. Directors who had completed their initial three-year term received 2,000 options per non-employee director, per year, for each of 2002, 2001 and 2000. The options are exercisable six months from the date of grant except in the case of death or disability.

A total of 120,960 options for shares of common stock were granted to the non-employee directors during the five-year term of the Option Plan. There are 104,040 options under the Option Plan remaining available to be exercised. Under the Omnibus Plan, 28,694 options were granted to non-employee directors at an exercise price of $8.13 in 2000, 28,214 options were granted to non-employee directors at an exercise price of $8.07 in 2001, and 25,732 options were granted to non-employee directors at an exercise price of $13.00 in 2002. No options issued to non-employee directors had been exercised as of December 31, 2002. All options have been adjusted to reflect the effect of stock splits.

EXECUTIVE COMPENSATION
----------------------

SUMMARY COMPENSATION TABLE. The following table sets forth the remuneration accrued or paid by the Company or the Bank, respectively, to the Chief Executive Officer of the Company and the Bank, C. Hunton Tiffany, and to the other four most highly compensated executive officers of the Company and the Bank, Randy K. Ferrell, Rosanne T. Gorkowski, Eric P. Graap and Gary R. Shook (together with Mr. Tiffany, the "Named Executive Officers"), during the years 2002, 2001, and 2000.

                           SUMMARY COMPENSATION TABLE


                                                                                                  LONG TERM
                                                                                                COMPENSATION
                                                        ANNUAL COMPENSATION                        AWARDS
                                         -----------------------------------------------     ----------------
                                                                                                 SECURITIES
                                                                            OTHER                UNDERLYING
                                                                            ANNUAL                OPTIONS/           ALL OTHER
         NAME AND                         SALARY        BONUS (1)        COMPENSATION             SARS (3)         COMPENSATION (4)
    PRINCIPAL POSITION*        YEAR          $             ($)              (2) ($)                 (#)                 ($)
----------------------------  -------    ----------    -------------    ----------------     ----------------     -----------------

C. Hunton Tiffany              2002        193,816           74,402           --                    4,000                5,100
Chairman, President &          2001        190,389           76,871           --                   21,748                5,100
Chief Executive Officer        2000        178,017           68,756           --                   29,538                5,100

Randy K. Ferrell               2002        142,000           51,899           --                    8,756               10,473
Senior Vice President          2001        130,000           45,961           --                   10,058               10,004
                               2000        101,000           27,310           --                   10,732                9,268

Gary R. Shook                  2002        119,666           29,552           --                    4,000               17,781
Senior Vice President          2001        116,000           30,533           --                    9,020                2,819
                               2000        101,000           27,310           --                   10,732                4,086

Eric P. Graap (5)              2002        110,000           29,552           --                    5,514                4,200
Senior Vice President &        2001         97,000           30,533                                 9,344                1,334
Chief Financial Officer


Rosanne T. Gorkowski,          2002         83,253           21,035           --                    4,128                3,151
Senior Vice President          2001         79,250           21,733                                 6,208                2,850
(Bank officer only) (5)

*Positions shown in table are Company positions. The following executive officers also hold the offices listed after their names, with the Bank: Mr. Tiffany, Chairman & Chief Executive Officer; Mr. Ferrell, President & Chief Operating Officer; Mr. Shook, Senior Vice President, Mr. Graap, Senior Vice President & Chief Financial Officer; and Ms. Gorkowski, Senior Vice President.

(1)      Reflects incentive compensation paid under the Management Incentive
         Plan.

(2) The dollar value of perquisites and other personal benefits for each of the Named Executive Officers was less than the established reporting thresholds.

(3) Reflects the number of incentive stock options and non-qualified stock options granted under the Omnibus Plan. Numbers have been adjusted to reflect stock splits.

(4) Represents 401(k) Savings Plan match paid by the Bank for Mr. Tiffany, Mr. Graap and Ms. Gorkowski; represents the portion of split dollar life insurance premiums paid by the Bank on Mr. Ferrell's behalf of $5,373 in 2002, $5,471 in 2001, and $5,608 in 2000, and 401(k) Savings
         Plan match paid by the Bank for Mr. Ferrell of $5,100 in 2002, $4,533 in 2001, and $3,660 in 2000; represents 401(k) Savings Plan match paid by the Bank in 2002 for Mr. Shook of $3,900, and $13,881 in income as a result of Mr. Shook's exercise and sale of incentive stock options prior to the expiration of the one-year holding period required for incentive stock option treatment under the Internal Revenue Code, and represents the 401(k) Savings Plan match paid by the Bank for Mr. Shook in 2001 and 2000.

(5) Mr. Graap was named Senior Vice President and Chief Financial Officer of the Company and the Bank, and Ms. Gorkowski was named Senior Vice President of the Bank on December 19, 2000.

OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN. In 2002, the Named Executive Officers were granted incentive stock options and non-qualified stock options pursuant to the Omnibus Plan, which options, if exercised, would equal 26,398 shares of common stock. The options have an exercise price of $12.70 per share. Generally, the options are not exercisable until three years from the date of grant and generally require continuous employment during the period prior to exercise. The options will expire no more than ten years after the date of grant.

OPTION GRANT TABLE. The following table provides certain information with respect to options granted to the Named Executive Officers during the fiscal year ended December 31, 2002.

                           OPTIONS/SAR GRANTS IN 2002

                                                                                                   Potential realizable
                                                                                                 value at assumed annual
                               Number of      Percent of total                                     Rates of stock price
                              securities        options/SARs                                         appreciation for
                              underlying         granted to        Exercise or                        option term
                             options/SARs         employees        base price      Expiration    ---------------------------
            Name              granted (#)      in fiscal year        ($/sh)           date         5% ($)       10% ($)
            ----               ----------      --------------        ------           ----       ---------------------------
  C. Hunton Tiffany                 4,000            15.15%            $12.70      01/30/2012    $31,948       $80,962
  Randy K. Ferrell                  8,756            33.17%            $12.70      01/30/2012    $69,934      $177,226
  Gary R. Shook                     4,000            15.15%            $12.70      01/30/2012    $31,948       $80,962
  Eric P. Graap                     5,514            20.89%            $12.70      01/30/2012    $44,040      $111,606
  Rosanne T. Gorkowski              4,128            15.64%            $12.70      01/30/2012    $32,970       $83,553

OPTION EXERCISE TABLE. The following table provides certain information with respect to the number of shares of common stock represented by outstanding stock options held by the Named Executive Officers at December 31, 2002.

   AGGREGATED OPTION EXERCISES IN 2002 AND 2002 FISCAL YEAR-END OPTION VALUES



                                                  Value         Number of Securities         Value of Unexercised
                                    Shares       Realized      Underlying Unexercised              In-the-
                                 Acquired On     --------              Options                   Money Options
             Name                Exercise (#)       ($)        At Fiscal Year-End (#)      At Fiscal Year-End ($)(1)
             ----                ------------       ---        -----------------------     ----------------------
                                                             Exercisable   Unexercisable   Exercisable  Unexercisable
                                                             -----------   -------------   -----------  -------------
C. Hunton Tiffany                     19,678       106,621       17,150         55,286         97,927      374,450
Randy K. Ferrell                          --            --       11,046         29,546         57,959      169,774
Gary R. Shook                          2,400        13,881        8,518         23,752         43,651      150,425
Eric P. Graap                             --            --           --         14,858             --       80,556
Rosanne T. Gorkowski                      --            --           --         10,336             --       54,686


----------
(1) In-the-money options are those for which the December 31, 2002 fair market value of the underlying shares of Company common stock (as determined by the closing price on The NASDAQ Small Cap Market) exceeds the exercise price of the option.

PENSION PLAN. The Bank has a non-contributory defined benefit plan which covers substantially all employees of the Bank who are 21 years of age or older, who have at least one year of service, and work a minimum of 1,000 hours per year.

     The  plan's normal retirement benefit formula is as follows:

     (a) 1.35% of the participant's final 5-year average compensation per year of service up to 35 years, plus

     (b) 0.60% of the participant's final 5-year average compensation, in excess of his/her covered compensation level, per year of service up to 35 years.

For purposes of the pension plan, "covered compensation level" equals the average of the last 35 years of the social security wage base at normal retirement. The Bank's pension plan expense for the fiscal year ended December 31, 2002 was $433,036. Cash benefits under the plan generally commence on retirement, death or other termination of employment and are payable in various forms, generally at the participant's election. The plan is based on a straight life annuity assuming full benefit at age 65, no offsets, and covered compensation of $39,444 for a person age 65 in 2002. Compensation that may be taken into account for purposes of the pension plan is currently limited to $200,000 by Internal Revenue Code regulations and includes all regular pay, overtime and regular bonuses.

                               PENSION PLAN TABLE

                                YEARS OF SERVICE


    Renumeration          10            15            20            25            30             35
    ------------          ---           ---           ---           ---           ---            --
        $50,000         7,383        11,075        14,767        18,458        22,150         25,842
        $65,000        10,308        15,463        20,617        25,771        30,925         36,079
        $80,000        13,233        19,850        26,467        33,083        39,700         46,317
       $100,000        17,133        25,700        34,267        42,833        51,400         59,967
       $125,000        22,008        33,013        44,017        55,021        66,025         77,029
       $150,000        26,883        40,325        53,767        67,208        80,650         94,092
       $175,000        31,758        47,638        63,517        79,396        95,275        111,154
       $200,000        36,633        54,950        73,267        91,583       109,900        128,217
      and above

The monthly retirement benefit based on current compensation and assuming retirement at age 65, as well as final average earnings and approximate years of service as of October 1, 2002 for the Named Executive Officers is as follows:


                                      Monthly Benefit            Final Average            Years of
            Name                           at 65                   Earnings                Service
------------------------------     ----------------------    ----------------------    ----------------

C. Hunton Tiffany                          $10,569                $198,719                     38.00
Randy K. Ferrell                             6,079                 137,710                      8.00
Gary R. Shook                                6,754                 126,710                      8.00
Eric P. Graap                                3,258                 123,911                      2.00
Rosanne T. Gorkowski                         1,551                  90,776                      3.00

401(K) SAVINGS PLAN. The Bank has a defined contribution retirement plan under
Section 401(k) of the Internal Revenue Code of 1986, as amended, covering employees who have completed six months of service and who are at least 18 years of age (the "401(k) Savings Plan"). Under the plan a participant may contribute an amount up to 15% of their covered compensation for the year, subject to certain limitations. The Bank may also make, but is not required to make, a discretionary matching contribution. The amount of this matching contribution, if any, is determined on an annual basis by the Bank's Board of Directors. The Bank made a contribution to the plan for the year ended December 31, 2002 of $101,265.

MANAGEMENT INCENTIVE PLAN. For performance during 2002, the Bank awarded cash incentive compensation under a management incentive plan (the "Management Incentive Plan") totaling $204,440 for the Chief Executive

Officer and other Named Executive Officers. The incentive compensation awards granted to Mr. Tiffany, Mr. Ferrell, Ms. Gorkowski, Mr. Graap and Mr. Shook were based solely upon the Bank's performance as measured by the corporate objectives. Each of the executive officers met the performance objectives established for him or her for 2002.

No Named Executive Officer received remuneration in the form of bonus, profit-sharing, pension, retirement, options or warrants to purchase stock, or under any other remuneration plan, other than as indicated in the Summary Compensation Table above, for the year ended December 31, 2002. An incentive compensation plan for Bank employees, however, was approved by the Bank's Board of Directors to be shared by all employees of the Bank, other than the Named Executive Officers (the "Employee Incentive Plan"). An incentive pool of $301,814 for 2002 was divided among all employees of the Bank, other than the Named Executive Officers.

There are no commission agreements between the Company or the Bank and their respective directors or officers.

SPLIT DOLLAR LIFE INSURANCE AGREEMENT. On January 1, 1996, the Bank entered into a split dollar life insurance agreement with Mr. Ferrell pursuant to which the Bank purchased two existing policies of insurance on Mr. Ferrell's life. Pursuant to the agreement, the Bank pays a portion of the annual premium on the insurance policies. The policies provide for a combined death benefit of $440,000 to be paid to the beneficiaries named therein, and the Bank is entitled to the total policy proceeds in excess of the death benefits. The Bank paid $5,373 for premiums in 2002 in connection with this agreement.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. In 2000, the Board of Directors authorized the investment of a specially designed life insurance policy to be carried as an asset of the Bank and to be used to fund a supplemental retirement plan for Mr. Tiffany (the "SERP"). The initial investment of $749,000 was implemented on August 10, 2000, and was split equally between Jefferson Pilot Life Insurance and Southland Life Insurance Companies. At December 31, 2002, the approximate cash surrender value was $846,941.

CHANGE OF CONTROL AGREEMENTS. The Bank has entered into change of control agreements with the Named Executive Officers. The change of control agreements are intended to attract and retain experienced, well-qualified executive officers who will advance the best interests of the Bank. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these executive officers.

The agreements become operative upon a change of control in the Bank. For purposes of the agreements, a change of control of the Bank occurs if, (i) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (but excluding any group of which an executive officer is a member), becomes the beneficial owner of securities of the Bank or of the Company having 20% or more of the combined voting power of the then outstanding Bank or Company securities that may be cast for the election of the Bank or Company directors, other than as a result of an issuance of securities initiated by the Bank or Company, as long as the majority of the Bank's Board of Directors approving the purchases is a majority at the time the purchases are made; or
(ii) as the direct or indirect result of, or in connection with, a tender or exchange offer, a merger or other business combination, a sale of assets, contested election, or any combination of these events, the persons who were directors of the Bank or Company before such events cease to constitute a majority of the Bank or Company's Board of Directors, or any successor's board, within two years of the last of such transactions.

If, after a change of control occurs, an executive officer's employment is terminated within three (3) years, depending upon the agreement, the executive officer is entitled to receive the payments specified in the agreements, unless such termination was for cause or the executive officer terminates employment without good reason. "Cause" means the executive officer's gross negligence or willful misconduct, which is detrimental to the best interests of the Bank's business operations. "Good reason" means (i) a material change in the executive officer's functions, duties, responsibilities, authority, benefits or perquisites, or relocation of the executive officer's principal place of employment, (ii) removal from or failure to re-elect the executive officer to a current position, (iii) a reduction of the executive officer's base salary or a failure to increase such salary in accordance with cost-of-living increases, or
(iv) the failure of any successor to assume and agree to perform the agreements.

If an executive officer is terminated not for cause or terminates employment for good reason: (i) the Bank is required to pay the executive officer as compensation for services rendered to the Bank a cash amount, subject to any applicable payroll or other taxes required to be withheld, equal to 2.99 times the highest annual compensation paid to the executive officer by the Bank for any six months ending with the executive officer's termination; (ii) in addition to the benefits to which an executive officer is entitled under the retirement plans or programs, in effect, the Bank is required to pay an executive officer a cash amount equal to the actuarial equivalent of the retirement pension to which the executive officer would have been entitled under the terms of such retirement plan or programs, without regard to "vesting" thereunder, had the executive officer accumulated three (3) additional years of continuous service after termination at the executive officer's base rate in effect at the time of termination, reduced by the single sum actuarial equivalent of any amounts to which the executive officer is entitled pursuant to the provisions of the retirement plans or programs; (iii) the Bank is required to maintain in full force and effect, for the continued benefit of the executive officer for a three-year period after termination, all employee benefit plans and programs or arrangements in which the executive officer was entitled to participate immediately prior to termination, or substantially similar programs if the executive officer's continued participation is not possible under the general terms and provisions of such existing plans and programs; and (iv) all stock options granted to the executive officer under any of the Bank's stock option plans shall become immediately exercisable with respect to all or any portion of the shares covered thereby, regardless of whether such options are otherwise exercisable. The Bank is required to reimburse the executive officer for any federal income tax liability incurred by the executive officer in connection with the exercise of such options that would not have been incurred by the executive officer in the absence of such options becoming immediately available upon a change of control.

If any payment made or benefit provided to an executive officer pursuant to the agreements would constitute an "excessive parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended and any regulations thereunder, thereby resulting in a loss of an income tax deduction by the Bank or the imposition of an excise tax on the executive officer under
Section 4999 of the Internal Revenue Code of 1986, as amended, then the payments scheduled under the agreements will be reduced to one dollar less than the maximum amount which may be paid without causing any such payment or benefit to be nondeductible.

               REPORT OF THE COMPENSATION AND BENEFITS COMMITTEES
                            ON EXECUTIVE COMPENSATION

The following report of the Company's Compensation and Benefits Committee (the "Company Committee") and the Bank's Compensation and Benefits Committee (the "Bank Committee") provides information with respect to the compensation paid to the Named Executive Officers for the year ended December 31, 2002.

Executive compensation is primarily paid by the Bank. Therefore, the executive compensation program of the Company and the Bank is primarily administered by the Bank Committee. The Bank Committee is comprised of Messrs. Montgomery, Larson, Haworth and Minter, and Mses. Nevill and Stringfellow, each of whom is a non-employee director of the Bank and the Company. The compensation program for executive officers consists of some or all of the following elements: base salary; performance-based cash rewards under the Management Incentive Plan; annual grants of options under the Omnibus Plan; annual matching contributions under the 401(k) Savings Plan; split dollar life insurance, automobile allowances, and SERP compensation.

The Company's Board of Directors established the Company Committee on October 10, 2002. Its sole function is to act with respect to the Deferred Compensation Plan and the Omnibus Plan. The Company Committee is comprised of the same individuals as the Bank Committee.

The executive compensation program is designed to enable the Company and the Bank to attract, retain and reward executive officers. The Company Committee and the Bank Committee intend to keep compensation levels competitive with a representative sample of the Bank's peer institutions. The peer group used by the Company Committee and the Bank Committee includes other community banks of similar size located in Virginia. The committees' strategy is to maintain a structure within the executive compensation program that strengthens the link between executive compensation, the Bank's performance, individual performance of the executive officers and shareholder interests.

The following sections of this report describe the compensation program for executive officers in effect in 2002.

BASE SALARY. The base salary paid to the Bank's Chief Executive Officer, C. Hunton Tiffany, is determined by the Bank Committee. The Bank Committee establishes performance thresholds or other measures that directly relate his base salary to operating performance and a review of the range of salaries earned by Chief Executive Officers within a representative peer group, although there is no predetermined point within such range at which the Bank Committee targets the salary. Mr. Tiffany's 2002 salary was at the midpoint of the range of salaries paid to the Chief Executive Officers of the Bank's peer group. The Bank Committee believes that Mr. Tiffany's 2002 base salary is appropriate in relation to the Bank's performance and consistent with the salaries earned by executive officers of the Bank's peer group.

In 2002, the base salary paid to the Bank's President, Randy Ferrell, was determined by the Bank's Chief Executive Officer. The President determined the base salaries paid to the other executive officers. The Bank's Chief Executive Officer and President managed executive salaries in relation to the salaries paid to executive officers in peer institutions, giving effect to operating performance, their relative contributions, and the experience of each executive officer. In determining base salary, they utilized a computer based model developed by the Bank's outside consultants for computing salary increases based on performance reviews. The Bank Committee believes that the base salaries paid to the executive officers gave fair consideration to their individual contributions in 2002 and are competitive with the Bank's peer group.

MANAGEMENT INCENTIVE COMPENSATION. The Management Incentive Plan is recommended by the Bank Committee and approved by the Bank's Board of Directors. The Bank Committee determined the Chief Executive Officer's incentive compensation in 2002. The Chief Executive Officer and President managed the incentive compensation awards for executive officers of the Bank in 2002, based on each executive officer's achievement of his or her individual performance objectives. These objectives were tied to measurements directly related to corporate strategic objectives. These actions reflect a commitment to maintaining a strong incentive compensation plan that is directly related to maximizing long-term shareholder value.

For performance during 2002, the Bank awarded cash incentive compensation under the Management Incentive Plan totaling $204,440 for the Chief Executive Officer and other Named Executive Officers. The incentive compensation awards granted to Mr. Tiffany, Mr. Ferrell, Ms. Gorkowski, Mr. Graap and Mr. Shook were based solely upon the Bank's performance as measured by the corporate objectives. Each of the Named Executive Officers met the performance objectives established for him or her for 2002.

Effective January 1, 2003, the Bank Committee began determining the compensation and benefits awarded to all executive officers, including the President, in addition to determining the compensation and benefits awarded to the Chief Executive Officer. The Company Committee will make all stock option grants under the Omnibus Plan, upon consideration of the recommendations of the Bank Committee.

401(K) SAVINGS PLAN MATCHING CONTRIBUTIONS. The 401(k) Savings Plan is a voluntary defined contribution benefit plan designed to provide additional incentive and retirement security for eligible employees of the Bank. All Bank employees over the age of 18 are eligible to participate in the 401(k) Savings Plan. The executive officers of the Bank participate in the 401(k) Savings Plan on the same basis as all other eligible employees of the Bank. Under the 401(k) Savings Plan, each eligible employee of the Bank may elect to contribute on a pre-tax basis to the 401(k) Savings Plan between 2% to 15% of his or her compensation, subject to certain limitations that may lower the maximum contributions of more highly compensated participants.

The Bank's Board of Directors determines each year whether to match employee contributions based on the previous year's profitability. In 2002, the Bank matched fifty cents ($0.50) on each dollar contributed by an employee up to six percent (6%) of that employee's contribution. For 2002, the Bank's matching contributions to the Named Executive Officers totaled $21,451, including $5,100 contributed to the account of Mr. Tiffany,

$5,100 contributed to the account of Mr. Ferrell, $3,151 contributed to the account of Ms. Gorkowski, $4,200 contributed to the account of Mr. Graap and $3,900 contributed to the account of Mr. Shook.

SPLIT DOLLAR LIFE INSURANCE AGREEMENT. The Bank currently has a split dollar life insurance agreement with Mr. Ferrell, entered into on January 1, 1996. The policy provides for a combined death benefit of $440,000 to be paid to named beneficiaries, and the Bank is entitled to policy proceeds in excess of death benefits. The Bank paid $5,373 for premiums in January 2002 in connection with this agreement.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. In 2001, the Bank's Board of Directors authorized the investment of a specially designed life insurance policy to be carried as an asset of the Bank and to be used to fund a supplemental retirement plan for Mr. Tiffany. The initial investment of $749,000 was implemented on August 10, 2000, and was split equally between Jefferson Pilot Life Insurance and Southland Life Insurance Companies. At December 31, 2002, the approximate cash surrender value was $846,941. The Board's objective was to supplement Mr. Tiffany's expected retirement earnings under current plans to provide him with approximately 70% of his annual income at the time of retirement. The expected tax attributes, increases in cash value, and receipt of death benefits were believed to make the life insurance investment an effective means of paying for, or off-setting the cost of, the SERP.

STOCK OPTIONS. The Company awards stock options to executive officers as a long-term incentive to align the executive officer's interest with those of other shareholders and to encourage significant stock ownership. Under the Omnibus Plan, the Company Committee grants to selected key employees options to purchase common stock at a price equal to the fair market value of the common stock on the date of grant. Employees selected under the Omnibus Plan are those key employees who, in the judgment of the Company Committee, are in a position to materially affect the overall success of the Bank and its subsidiaries by reason of the nature and extent of their duties.

In 2002, the Bank Committee granted options for 26,398 shares of common stock to employees of the Bank, including options for 4,000 shares granted to Mr. Tiffany, 8,756 granted to Mr. Ferrell, 4,000 granted to Mr. Shook, 5,514 granted to Mr. Graap, and 4,128 granted to Ms. Gorkowski. These grants were approved and ratified by the Company Committee and the Company Board of Directors. Neither the Company Committee nor the Bank Committee has adopted any objective criterion that relates the level of options granted to the executive officers to performance of the Bank or the individuals. In awarding the grant to the executive officers, the Bank Committee considered numerous factors, including the Bank's operating performance, each executive officer's prior contributions and potential to contribute in the future and practices within the Bank's peer group with respect to granting options, although, none of these factors was individually determinative.

The stock options granted under the Omnibus Plan to employees generally become exercisable on the third anniversary of the date of grant. The option recipients, including Mr. Tiffany, will receive value from these grants only to the extent that the price of the Company's common stock exceeds the grant price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS. The Bank Committee and the Company Committee are composed of outside, independent directors, none of whom was, during the fiscal year 2002, an employee of the Company, the Bank or their subsidiaries. Ms. Stringfellow has served as the Company's Corporate Secretary since 1991 and also served as an independent contractor from June 1999 until December 31, 2002.

This report is submitted by the Compensation and Benefits Committees of the Company and the Bank.

    COMPENSATION AND BENEFITS COMMITTEE:
    (BOTH THE COMPANY COMMITTEE AND THE BANK COMMITTEE)
    Brian S. Montgomery, Chairman                        Stanley C. Haworth
    Douglas C. Larson                                    Randolph T. Minter
    Pat H. Nevill                                        H. Frances Stringfellow

                                STOCK PERFORMANCE

The following graph shows a comparison of total shareholder return on the Company's common stock based on its market price, assuming the reinvestment of dividends, with the cumulative total returns for the companies on the NASDAQ Stock Market (U.S.), and SNL Bank Stocks indices for the period beginning on June 16, 1999, the date that the Company's common stock became registered pursuant to the Securities Exchange Act of 1934, as amended, and ending on December 31, 2002. We believe the Company's performance is more accurately compared to companies in the banking industry, rather than the NASDAQ Total U.S. Index, which includes companies in diverse industries with market capitalizations many times the size of the Company's market capitalization.

The Stock Performance Graph also compares the Company's stock performance to the SNL $250M-$500M Bank Index in addition to the SNL Bank Index. The SNL $250M-$500M Bank Index, which includes the Bank, contains all banks and related holding companies from throughout the United States with total assets of between $250 million and $500 million, thus providing a larger and more appropriate measurement base to compare with the Company's stock performance. We believe that a comparison of the Company's stock performance to banks with similar assets is more accurate than a comparison of banks of all asset sizes.

                                [OBJECT OMITTED]




                                                            PERIOD ENDING
                                     ------------------------------------------------------------
INDEX                                   06/16/99    12/31/99    12/31/00    12/31/01    12/31/02
-------------------------------------------------------------------------------------------------
Fauquier Bankshares, Inc.                 100.00       95.64       82.76      140.16      181.78
NASDAQ - Total US*                        100.00      161.94       97.49       77.34       53.46
SNL $250M-$500M Bank Index                100.00       95.60       92.05      130.77      168.63


    *Source: CRSP, Center for Research in Security Prices, Graduate School of
               Business, The University of Chicago 2003. Used with
                    permission. All rights reserved. crsp.com

                           RELATED PARTY TRANSACTIONS

The Bank has had, and may be expected to have in the future, banking transactions in the ordinary course of business with executive officers, directors, their immediate families and affiliated companies in which they are principal stockholders. Such loans were made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2002, these loans amounted to $2,217,571. During 2002, total principal additions were $873,258 and total principal payments were $3,308,206.

INDEPENDENT CONTRACTOR AGREEMENTS. C. H. Lawrence, Jr., a non-employee director of the Company and the Bank, continues to provide business development and customer relations services to the Bank under an Independent Contractor Agreement dated February 23, 1998, which contract is renewable annually. In 2002, compensation for his business development services amounted to $77,400.

H. Frances Stringfellow, a non-employee director of the Company and the Bank, and Corporate Secretary of the Company has been a consultant to the Bank and Company under an Independent Contractor Agreement dated June 1, 1999, which contract was renewable annually. Ms. Stringfellow managed the internal audit function, provided administrative and advisory support to the Board of Directors and Committees of the Bank and the Company, and coordinated the strategic planning efforts. Compensation for her contractual services in 2002 amounted to $45,925. Her contract ended December 31, 2002 and was not renewed.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

No person or entity is known to the Company to be the beneficial owner of more than five percent (5%) of the Company's common stock.

The following table sets forth, as of April 9, 2003, the number and percentage of shares of Company common stock held by each director and nominee of the Company, the Named Executive Officers, and all directors and executive officers of the Company and the Bank as a group who are the beneficial owners of any Company common stock. The business address of each beneficial owner is c/o Fauquier Bankshares, Inc., 10 Courthouse Square, Warrenton, Virginia 20186.


NAME OF                                               AMOUNT AND NATURE OF      PERCENT
BENEFICIAL OWNER(S)                                   BENEFICIAL OWNERSHIP      OF CLASS
-------------------                                   --------------------      --------
Randy K. Ferrell                                           50,074  (1)           1.52%
Rosanne T. Gorkowski                                        2,547  (2)             *
Eric P. Graap                                               2,600  (3)             *
Alexander G. Green, Jr.                                   154,000  (4)           4.46%
Stanley C. Haworth                                         97,400  (5)           2.87%
John J. Norman, Jr.                                        15,200  (6)             *
Douglas C. Larson                                          18,320  (7)             *
C.H. Lawrence, Jr.                                         49,286  (8)           1.47%
D. Harcourt Lees, Jr.                                      39,600  (9)           1.19%
Randolph T. Minter                                         16,800 (10)             *
B.S. Montgomery                                            35,864 (11)           1.08%
H.P. Neale                                                 59,808 (12)           1.78%
Pat H. Nevill                                              34,680 (13)           1.04%
Henry M. Ross                                              43,480 (14)           1.30%
Gary R. Shook                                              17,278 (15)             *
H. Frances Stringfellow                                    23,392 (16)             *
C. Hunton Tiffany                                         129,661 (17)           3.78%
Bank & Company directors and executive officers           794,914 (18)           24.10%
as a group    (19 persons):

*Percentage ownership is less than one percent of the outstanding shares of common stock.

All shares of common stock indicated in the above table are subject to the sole investment and voting power of the identified director or officer, except as otherwise set forth in the footnotes below.

     (1) Includes 21,778 shares that could be acquired within 60 days through the exercise of stock options.

     (2) Includes 2,547 shares held jointly with John P. Gorkowski, her husband, over which she shares voting power and investment power.

     (3) Includes 300 shares owned by Barbara Graap, his wife, as to which shares he disclaims beneficial ownership.

     (4) Includes 5,440 shares held jointly with Alexander G. Green, III, his son; 5,440 shares held jointly with Courtenay G. Mullen, his daughter; and 5,440 shares held jointly with Mary Blake Green, his daughter. Mr. Green shares voting and investment power with each of his children. Also includes 14,960 shares that could be acquired within 60 days through the exercise of stock options.

     (5) Includes 65,880 shares held jointly with Mildred W. Haworth, his wife, over which he shares voting and investment power; and includes 17,200 shares that could be acquired within 60 days through the exercise of stock options.

     (6) Includes 13,200 shares that could be acquired within 60 days through the exercise of stock options.

     (7) Includes 2,000 shares held jointly with Edith J. Larson, his mother, and 1,240 shares held jointly with Eliza C. Larson, his wife, over which he shares voting and investment power; and 13,960 shares that could be acquired within 60 days through the exercise of stock options.

     (8) Includes 17,200 shares that could be acquired within 60 days through the exercise of stock options.

     (9) Includes 17,200 shares that could be acquired within 60 days through the exercise of stock options.

     (10) Includes 15,200 shares that could be acquired within 60 days through the exercise of stock options.

     (11) Includes 10,376 shares held jointly with Patty M. Montgomery, his wife, over which he shares voting and investment power; and 17,200 shares that could be acquired within 60 days through the exercise of stock options.

     (12) Includes 20,576 shares owned by Fontaine G. Neale, his wife, as to which shares he disclaims beneficial ownership; and 14,960 shares that could be acquired within 60 days through the exercise of stock options.

     (13) Includes 1,600 shares owned jointly with H. T. A. Nevill, her husband, over which she shares voting and investment power; 12,000 shares owned by H. T. A. Nevill, as to which shares she disclaims beneficial ownership; 3,000 shares over which Mr. Nevill has voting power, as to which shares she disclaims beneficial ownership; and 17,200 shares that could be acquired within 60 days through the exercise of stock options.

     (14) Includes 1,600 shares held jointly with Lois B. Ross, his wife, over which he shares voting and investment power; 200 shares held by Lois
          B. Ross, as to which shares he disclaims beneficial ownership; and 17,200 shares that could be acquired within 60 days through the exercise of stock options.

     (15) Includes 420 shares held by Ann Rodman Shook, his wife, as custodian for their children, as to which shares he disclaims beneficial ownership; and 15,718 shares that could be acquired within 60 days through the exercise of stock options.

     (16) Includes 5,176 shares owned jointly with Dallas F. Stringfellow, her husband, over which she shares voting and investment power; 1,400 shares owned by Dallas F. Stringfellow, as to which shares she disclaims beneficial ownership; and 11,200 shares that could be acquired within 60 days through the exercise of stock options.

     (17) Includes 29,162 shares owned by Susanne J. McC. Tiffany, his wife, as to which shares he disclaims beneficial ownership; and 46,688 shares that could be acquired within 60 days through the exercise of stock options.

     (18) Includes 270,864 shares that could be acquired within 60 days through the exercise of stock options.

The Company is not aware of any arrangement that may operate at a subsequent date to effect a change in control of the Company.


                             AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The responsibilities include providing effective external audits of all corporate subsidiaries by a suitable independent accountant, providing an effective and efficient internal audit program to serve all subsidiaries in an examining and advisory capacity, assisting the Board of Directors in fulfilling its fiduciary responsibilities for financial reporting and internal accounting and operations controls, and to act as an agent for the Board of Directors to help insure the independence of internal and external auditors, the integrity of management, and the adequacy of disclosures to shareholders.

The Company's management is responsible for preparing the Company's financial statements. The Company's independent auditors are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter these traditional responsibilities. Except to the extent required by the rules of the NASDAQ stock market, membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the Company's independent auditors and the independent internal auditors have more available time and information than does the Committee. Accordingly, the Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

In this context, the Audit Committee has reviewed and discussed the audited 2002 financial statements with management, and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

The Audit Committee has received and has discussed the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, has considered the compatibility of non audit services with the auditors' independence, and has discussed with the auditors the auditor's independence.

Based on its review and discussions with the auditors, the Audit Committee recommended, and the Board of Directors approved, that the audited financial statements be included in the Company's 2002 Annual Report and in the Company's Form 10-K for 2002 filed with the Securities and Exchange Commission.

The Audit Committee and the Board of Directors have adopted a written charter for the Audit Committee that is reviewed annually. A copy was provided in the proxy material for the Annual Meeting of Shareholders held in 2001.

The six members of the Audit Committee are independent as defined by NASD Marketplace Rule 4200(a)(15) of the NASD listing standards.

              AUDIT COMMITTEE:
              Henry M. Ross, Chairman             H. P. Neale
              Stanley C. Haworth                  John J. Norman, Jr.
              Douglas C. Larson                   H. Frances Stringfellow

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors selected Yount, Hyde & Barbour, P.C., independent public accountants to certify the Company's annual financial statements for the year ending December 31, 2002. Yount, Hyde & Barbour, P.C. has acted as the independent accountant for the Company since January 1, 1986. Yount, Hyde & Barbour, P.C. has also acted as the independent accountant for the Bank, the Company's wholly owned subsidiary, since January 1, 1986. A representative of Yount, Hyde & Barbour, P.C. is expected to be present at the meeting with the opportunity of making a statement if he so desires, and to respond to appropriate questions of the shareholders.

In addition to the audit of the 2002 financial statements of the Company and the Bank, Yount, Hyde & Barbour, P.C. performed non-audit related services for the Bank, including the preparation of the Bank's income tax returns, tax planning, and other accounting services, including performing specific agreed upon procedures as directed by the Bank's internal audit coordinator. The retention of Yount, Hyde & Barbour, P.C. to perform the audit-related services was authorized by the Boards of Directors of the Company and the Bank with the knowledge that they also assisted in the preparation of the Bank's income tax returns, did tax planning, and performed other accounting services, as is compatible with maintaining the accountants' independence.

FEES AND SERVICES
-----------------

Audit Fees. Yount, Hyde & Barbour, P.C.'s fees for the 2002 annual audit and review of interim financial statements were $45,468.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Yount, Hyde & Barbour, P.C. did not render any professional services to the Company or the Bank in 2002 with respect to financial information systems design and implementation.

ALL OTHER FEES. Yount, Hyde & Barbour, P.C.'s fees for all other professional services rendered to the Company and the Bank during 2002 were $75,667.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
----------------------------------------------

The Board, upon the recommendation of the Audit Committee, has approved the selection of the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the books of the Company and the Bank for the current year, to report on the consolidated statement of financial position and related statement of earnings of the Company and the Bank, and to perform such other appropriate accounting services as may be required by the Board. The Board recommends that the shareholders vote in favor of ratifying and approving the selection of Yount, Hyde & Barbour, P.C. for the purposes set forth above. The Company has been advised by Yount, Hyde & Barbour, P.C. that the firm did not have any direct financial interest or any material indirect financial interest in the Company and the Bank in 2002. Should the shareholders vote negatively, the Board will consider a change in auditors for the next year.

FINANCIAL STATEMENTS
--------------------

Financial statements of the Company are contained in the Annual Report for the year ended December 31, 2002, which accompanies this proxy statement. However, the Annual Report and the financial statements contained therein are not to be considered as part of this soliciting material. Upon request, the Company will provide, at no cost to the shareholder, a copy of the Company's Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.


                PROPOSALS FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

The deadline for submitting shareholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2004 Annual Meeting of Shareholders is on or before December 20, 2003. Any such proposal received at the Company's principal executive offices after such date will be considered untimely and may be excluded from the proxy statement and form of proxy.

The deadline for submitting stockholder proposals to be presented at the 2004 Annual Meeting of Shareholders, but which will not be included in the proxy statement and form of proxy relating to such meeting, is March 4, 2004. Any such proposal received by the Company's principal executive offices after such date will be considered untimely and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote each proxy in accordance with their judgment in such matters.

                                RETURN OF PROXIES

WHETHER OR NOT YOU EXPECT TO ATTEND THIS ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD AS PROMPTLY AS POSSIBLE TO ASSURE REPRESENTATION OF YOUR SHARES AND HELP ASSURE A QUORUM FOR THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

                                       FAUQUIER BANKSHARES, INC.

                                       By Order of the Board of Directors


                                       C. Hunton Tiffany
                                       Chairman, President and Chief Executive
                                        Officer

Warrenton, Virginia
April 18, 2003


REVOCABLE PROXY - THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FAUQUIER BANKSHARES, INC.
            ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2003, 11:00 A.M. EASTERN TIME

The undersigned hereby appoints Douglas C. Larson, Randolph T. Minter and Pat H. Nevill and each of them (with full power to act without the others) to act as proxy for the undersigned, and to vote all shares of Common Stock of Fauquier Bankshares, Inc. (the "Company") which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on
May 20, 2003, at 11:00 a.m. Eastern Time, at The Fauquier Springs Country Club, Springs     THE BOARD OF DIRECTORS RECOMMENDS A VOTE
Road, Warrenton, Virginia, and at any adjournments thereof, as set forth on the reverse       "FOR" EACH OF THE PROPOSALS PRESENTED
side.
                                                                                               The undersigned acknowledges receipt
                                                                                               from the Company prior to the
                                                                                               execution of this proxy of a Notice
                                                                                               of Annual Meeting of Shareholders
                                                                                               and Proxy Statement dated April 18,
                                                                                               2003 and of the Annual Report to
                                                                                               Shareholders.

                                                                                               Dated: _______________________, 2003,

                                                                                               _____________________________________
                                                                                                            Signature(s)

                                                                                               NOTE: Please sign exactly as your
                                                                                               name appears on this card. When as
                                                                                               attorney, executor, administrator,
                                                                                               trustee or guardian, please give your
                                                                                               full title. If shares are held
                                                                                               jointly, each holder may sign but
                                                                                               only one signature is required.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED                        (Continued, and to be marked
                  POSTAGE-PAID ENVELOPE.                                                               on the other side)


REVOCABLE PROXY - THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FAUQUIER BANKSHARES, INC.
            ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2003, 11:00 A.M. EASTERN TIME

The undersigned hereby appoints Douglas C. Larson, Randolph T. Minter and Pat H. Nevill and each of them (with full power to act without the others) to act as proxy for the undersigned, and to vote all shares of Common Stock of Fauquier Bankshares, Inc. (the "Company") which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on
May 20, 2003, at 11:00 a.m. Eastern Time, at The Fauquier Springs Country Club, Springs     THE BOARD OF DIRECTORS RECOMMENDS A VOTE
Road, Warrenton, Virginia, and at any adjournments thereof, as set forth on the reverse       "FOR" EACH OF THE PROPOSALS PRESENTED
side.
                                                                                               The undersigned acknowledges receipt
                                                                                               from the Company prior to the
                                                                                               execution of this proxy of a Notice
                                                                                               of Annual Meeting of Shareholders
                                                                                               and Proxy Statement dated April 18,
                                                                                               2003 and of the Annual Report to
                                                                                               Shareholders.

                                                                                               Dated: _______________________, 2003,

                                                                                               _____________________________________
                                                                                                            Signature(s)

                                                                                               NOTE: Please sign exactly as your
                                                                                               name appears on this card. When as
                                                                                               attorney, executor, administrator,
                                                                                               trustee or guardian, please give your
                                                                                               full title. If shares are held
                                                                                               jointly, each holder may sign but
                                                                                               only one signature is required.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED                        (Continued, and to be marked
                  POSTAGE-PAID ENVELOPE.                                                               on the other side)



REVOCABLE PROXY - THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FAUQUIER BANKSHARES, INC.
            ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2003, 11:00 A.M. EASTERN TIME

The undersigned hereby appoints Douglas C. Larson, Randolph T. Minter and Pat H. Nevill and each of them (with full power to act without the others) to act as proxy for the undersigned, and to vote all shares of Common Stock of Fauquier Bankshares, Inc. (the "Company") which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on
May 20, 2003, at 11:00 a.m. Eastern Time, at The Fauquier Springs Country Club, Springs     THE BOARD OF DIRECTORS RECOMMENDS A VOTE
Road, Warrenton, Virginia, and at any adjournments thereof, as set forth on the reverse       "FOR" EACH OF THE PROPOSALS PRESENTED
side.
                                                                                               The undersigned acknowledges receipt
                                                                                               from the Company prior to the
                                                                                               execution of this proxy of a Notice
                                                                                               of Annual Meeting of Shareholders
                                                                                               and Proxy Statement dated April 18,
                                                                                               2003 and of the Annual Report to
                                                                                               Shareholders.

                                                                                               Dated: _______________________, 2003,

                                                                                               _____________________________________
                                                                                                            Signature(s)

                                                                                               NOTE: Please sign exactly as your
                                                                                               name appears on this card. When as
                                                                                               attorney, executor, administrator,
                                                                                               trustee or guardian, please give your
                                                                                               full title. If shares are held
                                                                                               jointly, each holder may sign but
                                                                                               only one signature is required.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED                        (Continued, and to be marked
                  POSTAGE-PAID ENVELOPE.                                                               on the other side)




1. The election as directors of all nominees listed
   (except as marked to the contrary below).

                                                                                                           VOTE
                                                                                              FOR        WITHHELD
   C.H. Lawrence, Jr., J.J. Norman, Jr. and C.H. Tiffany
                                                                                              [ ]           [ ]
   INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below.

   ___________________________________________________________________
                                                                                              FOR         AGAINST        ABSTAIN
2. The ratification of the selection of Yount, Hyde & Barbour, P.C., as
   independent public accountants for the corporation for 2003.                               [ ]           [ ]            [ ]

       THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO
INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE
PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL
MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY
WILL BE VOTED BY THE PROXY HOLDERS IN THEIR BEST JUDGMENT. AT THE
PRESENT TIME, THE PROXY HOLDERS KNOW OF NO OTHER BUSINESS TO BE
PRESENTED AT THE ANNUAL MEETING.




1. The election as directors of all nominees listed
   (except as marked to the contrary below).

                                                                                                           VOTE
                                                                                              FOR        WITHHELD
   C.H. Lawrence, Jr., J.J. Norman, Jr. and C.H. Tiffany
                                                                                              [ ]           [ ]
   INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below.

   ___________________________________________________________________
                                                                                              FOR         AGAINST        ABSTAIN
2. The ratification of the selection of Yount, Hyde & Barbour, P.C., as
   independent public accountants for the corporation for 2003.                               [ ]           [ ]            [ ]

       THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO
INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE
PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL
MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY
WILL BE VOTED BY THE PROXY HOLDERS IN THEIR BEST JUDGMENT. AT THE
PRESENT TIME, THE PROXY HOLDERS KNOW OF NO OTHER BUSINESS TO BE
PRESENTED AT THE ANNUAL MEETING.




1. The election as directors of all nominees listed
   (except as marked to the contrary below).

                                                                                                           VOTE
                                                                                              FOR        WITHHELD
   C.H. Lawrence, Jr., J.J. Norman, Jr. and C.H. Tiffany
                                                                                              [ ]           [ ]
   INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below.

   ___________________________________________________________________
                                                                                              FOR         AGAINST        ABSTAIN
2. The ratification of the selection of Yount, Hyde & Barbour, P.C., as
   independent public accountants for the corporation for 2003.                               [ ]           [ ]            [ ]

       THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO
INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE
PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL
MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY
WILL BE VOTED BY THE PROXY HOLDERS IN THEIR BEST JUDGMENT. AT THE
PRESENT TIME, THE PROXY HOLDERS KNOW OF NO OTHER BUSINESS TO BE
PRESENTED AT THE ANNUAL MEETING.
